EXHIBIT 10.1

FIRST AMENDMENT OF

LEASE AGREEMENT

THIS AGREEMENT is executed in duplicate this 17th day of May, 2013, by and between PURDUE RESEARCH FOUNDATION, an Indiana corporation, of Tippecanoe County, Indiana, (“Lessor”), and ENDOCYTE (“Tenant”). In consideration of their mutual promises contained in this Amendment, the parties agree as follows:

WHEREAS, the parties have heretofore entered into a Lease Agreement dated January 30, 2013 between Lessor and Lessee for certain premises at the Purdue Technology Center, 3000 Kent Avenue, West Lafayette, Indiana 47906, and

WHEREAS, the parties wish to amend provisions of the lease at the request of the Lessee:

NOW, THEREFORE, IN CONSIDERATION OF the mutual promises and covenants therein, it is agreed between the parties hereto as follows:

1.	Remove Section 1. DESCRIPTION OF LEASED PROPERTY. Replace as follows:

23,907 square feet in Suites A1-100, A1-200, B1-200, B1-201, B1-203, B1-300, B1-400, B1-500, A2-100, A2-300, B2-300, B2-400, B2-500, B2-603, B2-700, B2-900, C1-201 and C1-202 (the “Leased Property”) located in the PURDUE TECHNOLOGY CENTER at 3000 Kent Avenue, West Lafayette, Indiana (the “Building”) in the Purdue Research Park (the “Park”). This Leased Property is further designated on Exhibit “A”.

2.	Remove Section 4. RENT. Replace as follows:

a.	Base Rent.

i.	Lessee agrees to pay Lessor as rent (the “Guaranteed Rent”) for the balance of the Initial Term, as defined herein, the annualized amount of Four Hundred Seventy-Two Thousand Nine Hundred Fifty-Seven and 00/100 Dollars ($472,957.00) (the “Rent”). Tenant agrees to pay the Rent in consecutive monthly installments ("Monthly Rent Installment") of Forty-Seven Thousand Four Hundred Forty-Seven and 69/100 Dollars ($47,447.69) per month, in advance of the first day of each month, effective May 1, 2013. The Rent is equal to $17.71 per square foot for the portion of the Leased Property devoted to office uses; and $33.29 per square foot for the portion of the Leased Property used as a laboratory, per year during the Initial Term.

During the Initial Term and any subsequent Extension Periods, the Rent shall be adjusted annually and effective January 1st. Each year during the Lease Term, the Rent shall be equal to the rental rate established for the Building (“Building Rate”) for the subsequent calendar year multiplied by the square feet occupied by Tenant and shall remain in effect until the Building Rate changes. The Building Rate shall be determined by Landlord and provided, by written notice, to Tenant not later than November 1st of each calendar year. The Building Rate increase shall not exceed five percent (5%) during any given year. In no event shall the Rent be adjusted more frequently than annually. The new Rent as so adjusted shall begin each calendar year on January 1st and continue at the adjusted rate until the next annual adjustment of the Building Rate. The corresponding Monthly Rent Installment shall also be adjusted to be consistent with the change in the Rent.

ii.	The Monthly Rent Installment shall be prorated for periods at the beginning and end of the Lease Term, as defined herein, which do not constitute full calendar months.

b.	Workstations. Landlord agrees to provide workstations for use as shown on Exhibit D. Tenant agrees to pay for the workstations on a monthly basis in the amount of Eight Hundred Eight-Six and 31/100 Dollars ($886.31) per month, which is included in the rental amount above and inclusive of the same terms and conditions of Section 4. Cabinetry, conference room table and chairs are included with this amendment for spaced C1-201 and C1-202. Workstations as described herein are considered a fixture of the space and shall not be removed by Tenant. The rent amount for the workstations/cabinetry/conference room furniture shall remain fixed for the initial term and options described herein.

c.	Late Fee. If Lessor does not receive any payment of the Monthly Rent Installment or any other amounts to be paid to Lessor when due, a fee of Fifty Dollars ($50) will be charged on the fifth day after such payment is due and owing plus Five Dollars ($5) for each day thereafter (collectively the “Late Charges”) until payment is received. The accrued Late Charges are in addition to the Monthly Rent Installment, and are due with the payment of the outstanding Monthly Rent Installment. Lessor’s receipt of Late Charges does not waive the right of Lessor to evict Lessee for nonpayment of Rent if Lessor so elects.

d.	Returned Check Fee. If a check is returned from the bank for any reason, a Twenty-Five Dollar ($25.00) fee will be assessed, plus the applicable Late Charges until the outstanding Monthly Rent Installment is paid in full.

e.	Rent Payments. The Monthly Rent Installment payments and any other sums due Landlord hereunder shall be payable at Landlord’s principal office at 1281 Win Hentschel Boulevard, West Lafayette, IN 47906. All Rent and any other sums owed by Tenant under this Lease shall be payable without notice or demand and without deduction, diminution, abatement, counterclaim, or set off of any amount or for any reason whatsoever, and without relief from valuation or appraisement laws and with attorney’s fees.

3.	This First Amendment of Lease Agreement shall commence upon signing.

4.	It is further agreed that all of the terms and conditions of said aforementioned lease Agreement dated January 30, 2013, except as hereby amended, are hereby affirmed and shall remain in full force and effect during the remainder of the term thereof.

WITNESS the signatures and seal of the above parties the day and year first above written.

LANDLORD:	PURDUE RESEARCH FOUNDATION
an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246)

	By:	/s/ Gregory W. Deason
Gregory W. Deason
Vice President
Executive Director – Purdue Research Park

ATTEST:

By:	/s/ Timothy R. Peoples
Timothy R. Peoples
Director, Purdue Technology Centers

TENANT:	ENDOCYTE

	By:	/s/ Mike Sherman
Mike Sherman

	By:	/s/ P. Ron Ellis
P. Ron Ellis
President/CEO

EXHIBIT A

LEASED PREMISES

Unit A1-200	Office Space	9,131 square feet
Unit B1-200	Office Space	168 square feet
Unit B1-201	Office Space	230 square feet
Unit B1-203	Office Space	363 square feet
Unit B1-300	Office Space	906 square feet
Unit B1-400	Office Space	(included in A1-200)
Unit A2-101	Office Space	253 square feet
Unit A2-104	Office Space	216 square feet
Unit A2-105	Office Space	161 square feet
Unit A2-108	Office Space	215 square feet
Unit A2-301	Office Space	325 square feet
Unit A2-304	Office Space	216 square feet
Unit A2-305	Office Space	161 square feet
Unit B2-300	Office Space	149 square feet
Unit B2-400	Office Space	1,513 square feet
Unit B2-500	Office Space	148 square feet
Unit B2-603	Office Space	253 square feet
Unit B2-700	Office Space	148 square feet
Unit B2-900	Office Space	149 square feet
Unit C1-201	Office Space	324 square feet
Unit C1-202	Office Space	191 square feet

	Total Office Space	15,220 square feet

Unit A1-100	Lab Space	4,069 square feet
Unit B1-500	Lab Space	690 square feet
Unit A2-102	Lab Space	367 square feet
Unit A2-103	Lab Space	325 square feet
Unit A2-106	Lab Space	495 square feet
Unit A2-107	Lab Space	477 square feet
Unit A2-302	Lab Space	339 square feet
Unit A2-303	Lab Space	409 square feet
Unit B2-300	Lab Space	379 square feet
Unit B2-500	Lab Space	380 square feet
Unit B2-700	Lab Space	378 square feet
Unit B2-900	Lab Space	379 square feet

	Total Lab Space	8,687 square feet

(See attached map.)

First Floor

A1-100
&
A1-200
B1-500
B1-400
B1-300
B1-203
B1-201
B1-200
B1-202
B1-100
B1-100A
C1-204
C1-203
C1-202
C1-201
C1-205
C1-206
C1-200A
SUPPORT
C1-302
C1-303
C1-304
C1-306
C1-100
C1-400
D1-102
D1-104
D1-105
D1-109
D1-110
D1-113
D1-101
D1-103
D1-106
D1-107
D1-108
D1-111
D1-112
D1-200
D1-300
E1-100
E1-300
E1-200
E1-400

Second Floor

A2-100
&
A2-300
A2-200
B2-900
B2-700
B2-500
B2-300
B2-601
B2-603
B2-602
B2-400
B2-200
B2-104
B2-105
B2-102
B2-106
B2-101
B2-107
B2-114
B2-108
B2-113
B2-109
B2-112
B2-111
B2-110
C2-118
C2-116
OPEN
TO
BELOW
C2-109
C2-112
C2-117
C2-108
C2-113
C2-114
C2-115
C2-116
C2-132
C2-107
C2-106
C2-105
C2-101
C2-102
C2-103
C2-104
D2-100
D2-300
D2-200
D2-400
E2-200
E2-400
E2-300
E2-100